Exhibit 99.12

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of June 30, 2015	As of December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$440,129	$362,992
Accounts receivable	249,413	—
Risk management fees	775,697	—
Prepaid expenses	80,158	384,318
Total current assets	1,545,397	747,310

LONG-TERM ASSETS:
Property, plant and equipment	294,653,071	245,020,141
Intangible assets	7,326,660	7,326,660
Restricted cash	79,955	40,836
Long-term inventory	158,671	—
Capitalized finance costs - net	4,417,174	8,035,941
Energy hedge inception fair value	74,642,245	74,642,246
Total long-term assets	381,277,776	335,065,824
TOTAL	$382,823,173	$335,813,134

See notes to Condensed Consolidated Financial Statements (Unaudited)

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(CONTINUED)

	As of June 30, 2015	As of December 31, 2014
LIABILITIES AND MEMBER'S EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,678,936	$2,217,132
Accounts payable - related parties	281,420	691,783
Current portion of long-term debt	1,263,428	—
Risk management liabilities	330,144	—
Contingent purchase obligation	1,191,938	1,191,938
Other liabilities and accrued expenses	5,118,008	10,287,635
Total current liabilities	12,863,874	14,388,488

LONG-TERM LIABILITIES:
Long-term debt	221,738,673	173,303,950
Asset retirement obligation	5,208,247	5,063,836
Long-term risk management liabilities	1,705,387	26,252,723
Other long-term liabilities	554,475	364,309
Total long-term liabilities	229,206,782	204,984,818
Total liabilities	242,070,656	219,373,306

COMMITMENTS AND CONTINGENCIES (See Note 8)	—	—

MEMBER'S EQUITY	140,752,517	116,439,828

TOTAL	$382,823,173	$335,813,134

See notes to Condensed Consolidated Financial Statements (Unaudited)

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
(UNAUDITED)

For the Six Months Ended June 30, 2015
OPERATING REVENUES	$25,361,530

OPERATING EXPENSES:
Plant operating and maintenance expense	44,276
Depreciation and accretion expense	156,790
General and administrative expense	85,012
Business development expense	975
Total operating expenses	287,053

INCOME FROM OPERATIONS	25,074,477

INTEREST EXPENSE	(351,942)

INCOME BEFORE PROVISION FOR INCOME TAX EXPENSE	24,722,535

INCOME TAX EXPENSE	(190,166)

NET INCOME	24,532,369

OTHER COMPREHENSIVE LOSS:
Risk management activity	(362,637)

COMPREHENSIVE INCOME	$24,169,732

See notes to Condensed Consolidated Financial Statements (Unaudited)

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF MEMBER'S EQUITY (UNAUDITED)

MEMBER'S EQUITY - January 1, 2015	$116,439,828
Capital contributions	142,957
Other comprehensive loss - risk management activity	(362,637)
Net income	24,532,369
MEMBER'S EQUITY - June 30, 2015	$140,752,517

See notes to Condensed Consolidated Financial Statements (Unaudited)

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

For Six Months Ended June 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$24,532,369
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and accretion expense	156,790
Unrealized (gains) losses on risk management contracts	(25,355,526)
Amortization of capitalized finance costs	(597,946)
Deferred income taxes	190,166
Changes in assets and liabilities:
Accounts receivable	32,051
Prepaid expenses	(9,346)
Long-term inventory	(158,671)
Accounts payable - related parties	(486,209)
Other liabilities and accrued expenses	146,155
Net cash used in operating activities	(1,550,167)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(47,634,786)
Restricted cash	(39,119)
Net cash used in investing activities	(47,673,905)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt financings	49,437,633
Cost of financing activities	(279,381)
Capital contributions	142,957
Net cash provided by financing activities	49,301,209

NET INCREASE IN CASH AND CASH EQUIVALENTS	77,137

CASH AND CASH EQUIVALENTS - Beginning of year	362,992

CASH AND CASH EQUIVALENTS - End of period	$440,129

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION - Cash paid during the period for interest	$5,727,135

See notes to Condensed Consolidated Financial Statements (Unaudited)

RATTLESNAKE WIND I CLASS B HOLDINGS LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	DESCRIPTION OF BUSINESS

Rattlesnake Wind I Class B Holdings LLC, a Delaware limited liability company, together with its subsidiaries is herein defined as the “Company.” The purpose of the Company is to develop, construct, own, operate and maintain the Rattlesnake Wind Energy Center (the “Project”) located in Glasscock County, Texas.

The Project is a 207.2 megawatt (“MW”) electricity generating facility with 118 wind turbine generator units. The Project is expected to commence commercial operations in September 2015.

The Company was formed on June 30, 2014, and is owned 100% by Invenergy Wind Global LLC (“IWG”). The Company owns 100% of the membership interest in Rattlesnake Wind I Holdings LLC (“RWIH”), which directly owns 100% of the membership interest in Rattlesnake Wind I LLC (“Rattlesnake”), the direct owner of the Project.

On November 21, 2014, an Equity Capital Contribution Agreement (“ECCA”) was executed between the Company, RWIH and two third-party investors (“Class A Members”), whereby RWIH will issue additional interest (“Class A Interest”) to the third-party investors on the Funding Date, as defined in the ECCA. The Funding Date is expected to occur in September 2015.

On June 30, 2015, IWG entered into a Purchase and Sale Agreement (the “PSA”) with a third party to sell 90.1% of the equity interests in the Company. IWG will retain the remaining 9.9% equity interests in the Company. The sale is expected to close by the end of 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of the Company include all adjustments (consisting of normal, recurring items) necessary to present fairly its financial position and results of operations and cash flows for the periods presented. The Company has presented the condensed consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, the condensed consolidated financial statements do not include all the information and disclosures required by GAAP for complete financial statements. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the annual financial statements for the fiscal year ended December 31, 2014.

Subsequent events were evaluated through August 17, 2015, the date the condensed consolidated financial statements were available to be issued.

Management Estimates

The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued an update to accounting for revenue recognition, which provides a universal method for recognizing revenue. The guidance provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance is effective for annual reporting periods beginning after December 15, 2018, and will be applied retrospectively to all prior periods presented or apply the requirements in the year of adoption, through a cumulative adjustment. Early adoption is permitted for the year ending December 31, 2017. The Company is currently evaluating the potential impact of the adoption of this revised accounting guidance on its revenue recognition policy.

In February 2015, the FASB issued updated guidance which amends consolidation guidance by including changes to the variable and voting interest models used by entities to evaluate whether an entity should be consolidated. The guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets, statement of operations and comprehensive income and statement of cash flows.

In April 2015, the FASB issued an update to the guidance of interest on simplifying the presentation of debt issuance costs, which requires debt issuance costs related to a recognized debt liability to be presented on the condensed consolidated balance sheet as a direct deduction from the debt liability. The guidance is effective for annual reporting periods beginning after December 15, 2015. The Company is evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets.

3.	PROPERTY, PLANT AND EQUIPMENT - NET

Property, plant and equipment - net, consisted of the following:

	June 30, 2015	December 31, 2014
Construction work in progress	$281,951,969	$240,027,496
Other property and equipment	12,713,481	4,992,645
Subtotal	294,665,450	245,020,141
Less accumulated depreciation	(12,379)	—
Property, plant and equipment - net	$294,653,071	$245,020,141

The Company recorded $12,379 of depreciation expense for the six months ended June 30, 2015 on the condensed consolidated statement of operations. The Company recorded $6,448,647 and $1,074,663 in capitalized interest as a part of property, plant and equipment - net as of June 30, 2015, and December 31, 2014, respectively, on the condensed consolidated balance sheets.

4.	FAIR VALUE MEASUREMENTS

Fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal market in which the reporting entity transacts based on the assumptions market participants would use when pricing the asset or liability. A fair value hierarchy prioritizes the information used to develop those assumptions giving priority, from highest to lowest, to quoted prices in active markets for identical assets and liabilities (Level 1); observable inputs not included in Level 1, for example, quoted prices for similar assets and liabilities (Level 2); and unobservable data (Level 3), for example, a reporting entity’s own internal data based on the best information available in the circumstances.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair values assets and liabilities and their placement within the fair value hierarchy levels.

The Company identified its interest rate swap (“Swap”), contingent purchase obligation and energy hedge as items governed under fair value accounting.

In valuing the Swap, the Company uses market participant assumptions including assumptions of credit risk to value these derivatives. The Company performed a sensitivity analysis around the credit risk by considering changes to the utilized credit rating to determine whether such changes result in a significant change to the fair values. These inputs can be readily observable or market corroborated and rendered Level 2 for purposes of disclosure.

In valuing the Energy Hedge, the Company utilizes market data or assumptions available to market participants to use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. Various inputs can be readily observable, while long-dated and illiquid transactions introduce the need for internally developed modeling inputs based upon extrapolations and assumptions of observable market data to estimate fair value. The Company has determined that unobservable inputs have a significant impact on the measurement of fair value and are rendered Level 3 inputs for purposes of this disclosure.

In valuing the contingent purchase obligation, the Company estimated fair value using a discounted cash flow technique which incorporates market factors as well as inputs around the probability of completion. These probability assumptions were based on internal estimates that are not observable in the marketplace, thus the Company has determined that these inputs are rendered Level 3 for purposes of disclosure.

The Company’s assets and liabilities by level within the fair value hierarchy are summarized as follows:

	Fair Value as of June 30, 2015
	Level 1	Level 2	Level 3
Assets
Energy Hedge	$—	$—	$775,697
Total Assets	$—	$—	$775,697

Liabilities
Interest rate swaps	$—	$547,680	$—
Contingent Purchase Obligation	—	—	1,191,938
Energy Hedge	—	—	1,487,851
Total Liabilities	$—	$547,680	$2,679,789

	Fair Value as of December 31, 2014
	Level 1	Level 2	Level 3
Liabilities
Interest rate swaps	$—	$185,043	$—
Contingent Purchase Obligation	—	—	1,191,938
Energy Hedge	—	—	26,067,680
Total Liabilities	$—	$185,043	$27,259,618

The determination of the fair values above incorporates various factors such as the liquidity premiums that may be demanded by market participants and the credit standing of the counterparties involved. Such valuation adjustments represent the amount of probable change due to default either by the Company or a third party. The credit reserve is developed based on the Company’s expectation of the market participants’ perspective of potential credit exposure. The calculation of the credit reserve on net asset positions is based on available market information including credit ratings and credit default swap rates. The Company also incorporates non-performance risk in net liability positions based on an assessment of market participants’ assumptions of the Company’s potential risk of default.

5.	DEBT

On November 21, 2014, the Company entered into two credit agreements to provide a construction loan, a bridge loan and letters of credit.

The construction loan provides total commitments of $223,800,000 and bears interest of the London InterBank Offered Rate (“LIBOR”) plus a fixed margin of 2.00%. The interest rate of the construction loan totaled 2.26% and 2.23% at June 30, 2015, and December 31, 2014, respectively. The construction loan will be repaid in full with the use of proceeds from the ECCA on the Funding Date. Therefore, all amounts drawn on the construction loan are classified as long-term debt on the condensed consolidated balance sheet. The credit agreement contains provisions which prevent the distributions of cash over the term of the construction loan. The construction loan is secured by the Project assets, as well as a parent company guarantee.

The bridge loan provides total commitments of $44,300,000 and bears interest of LIBOR plus a fixed margin of 2.75%. The interest rate of the bridge loan totaled 3.64% and 2.98% at June 30, 2015, and December 31, 2014, respectively. The bridge loan will convert into a term loan once conditions in the credit agreement have been met. Prior to term conversion the credit agreement contains provisions which prevent the distributions of cash. After term conversion the credit agreement contains provisions which prevent the distributions of available cash if there is an event of default or specified financial ratios are not met during a payment period. No such restrictions exist as of June 30, 2015. The bridge loan matures on November 30, 2021, and is secured by the Company’s membership interest in RWIH.

The fair value of debt, including the current portion, is estimated by calculating the present value of the future principal and interest payments based on projections of LIBOR and market-adjusted estimates of credit risk.

The carrying values and fair values of the debt obligations are summarized in the tables below:

	June 30, 2015
Debt Obligation	Carrying Value	Fair Value
Construction Loan	$178,702,101	$179,295,000
Bridge Loan	44,300,000	$49,077,000
Total	$223,002,101	$228,372,000

	December 31, 2014
Debt Obligation	Carrying Value	Fair Value
Construction Loan	$129,003,950	$129,003,950
Bridge Loan	44,300,000	$44,300,000
Total	$173,303,950	$173,303,950

6.	INTEREST RATE SWAP

The Company has executed a Swap, which meets the definition of a derivative instrument. This Swap is entered into in accordance with and as required by the covenants of the credit agreement and is secured in the same manner as the underlying debt.

The terms of the Swap are summarized as follows:

Term	Notional	Pay Fixed Rate	Receive Floating Rate	Cash Flow Hedge Accounting Election Date
January 4, 2016 through	Resets from $44,300,000	2.19%	Three-month	November 21, 2014
November 30, 2021	to $2,245,534		LIBOR
Balance - June 30, 2015	$44,300,000
Balance - December 31, 2014	$44,300,000

The following table summarizes amounts recorded related to the Swap:

June 30, 2015		December 31, 2014
Current Risk Management Liabilities	Long-Term Risk Management Liabilities	Long-Term Risk Management Liabilities
$330,144	$217,536	$185,043

The following tables represent the activity recorded in accumulated other comprehensive loss (“AOCL”) for the Swap:

June 30, 2015
Balance - January 1	$(185,043)
Changes in fair value	(362,637)
Balance - June 30	$(547,680)

The portion of AOCL expected to be reclassified into interest expense on the condensed consolidated statement of operations and comprehensive income during the next twelve months is $330,144 as of June 30, 2015.

The Company’s Swap contains cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding amount. These cross-default provisions could be triggered if there was a non-performance event under specified indebtedness in excess of a certain threshold. On an ongoing basis, the Company assesses the appropriateness of these cross-default provisions in our contracts. The fair value of net derivative liabilities subject to cross-default provisions totaled $547,680 and $185,043 as of June 30, 2015, and December 31, 2014, respectively. The Company believes that a non-performance event under these provisions is unlikely.

7.	ENERGY HEDGE

On August 5, 2014, the Company entered into an energy hedge. The purpose of the arrangement is to manage exposure to energy price fluctuations related to sales of power generated by the Project at market prices. The energy hedge provides for a conversion of floating energy prices to a fixed rate sale price for the majority of the expected electricity output of the Project. The energy hedge is secured by an affiliate guarantee and letters of credit until the Project commences commercial operation, at which time the energy hedge will be secured solely by the Project assets. The Company elected cash flow hedge accounting on 80% of the energy hedge outstanding notional quantities on August 5, 2014.

The terms of the energy hedge are summarized as follows:

Term	Outstanding Notional* (MWh)	Receive Fixed Rate	Pay Floating Rate
January 4, 2016 through December 31, 2027	8,609,080	$28.50 per MWh	ERCOT West Zone

* At June 30, 2015 and December 31, 2014

The following table summarizes amounts recorded related to the energy hedge:

June 30, 2015		Six Months Ended June 30, 2015
Current Risk Management Assets	Long-Term Risk Management Liabilities	Changes in Fair Value Recorded in Operating Revenues
$775,697	$1,487,851	$25,355,526

December 31, 2014
Long-term Management Liabilities
$26,067,680

The following tables represent the activity recorded in accumulated other comprehensive income (“AOCI”) for the energy hedge:

June 30, 2015
Balance - January 1	$38,568,206
Changes in fair value	—
Balance - June 30	$38,568,206

The energy hedge contains cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding amount. The cross-default provisions could be triggered if there was a non-performance event under specified indebtedness in excess of a certain threshold. On an ongoing basis, the Company assesses the appropriateness of these cross-default provisions in its contracts. The fair value of net derivative liabilities subject to cross default provisions totaled $712,154 and $26,067,680 at June 30, 2015, and December 31, 2014, respectively. The Company believes that the probability of a non-performance event under these provisions is unlikely.

On January 1, 2015, the Company elected to prospectively dedesignate cash flow hedge accounting on the energy hedge.

8.	COMMITMENTS AND CONTINGENCIES

The Company leases land used by the Project under various operating lease agreements expiring on various dates through 2045. Lease expense will be recognized on a straight-line basis in accordance with the escalating payments outlined in the agreements over the lease term once the Project commences commercial operation. Some of the lease agreements include contingent rent payments based on a predetermined percentage of operating revenues of the Project.

The Company had available letter of credit lines totaling $37,340,462, of which $37,340,462 letters of credit were issued as of June 30, 2015 and December 31, 2014. The letters of credit provide security for obligations under Project-related contracts.

9.	RELATED PARTY TRANSACTIONS

In November 2014, the Company entered into a Facility Management Agreement (“Agreement”) with Invenergy Services LLC (“Services”). The Agreement calls for a fixed monthly administrative payment of $75,000 from the effective date of the Agreement through the Commercial Operation Date and $16,250 from the Commercial Operation Date to the termination of the Agreement, escalating annually for the Consumer Price Index (“CPI”), which covers all direct and indirect administrative expenses and reimbursement for Services’ operating costs, home office labor and out-of-pocket expenses. Per the Agreement, the Company shall pay Services a monthly management fee and energy services fee of $15,330 and $6,285, respectively, until the termination of the Agreement, escalated annually for CPI. Additionally, the Agreement calls for a one-time remote monitoring and reset fee of $1,533 per turbine, and an annual remote monitoring and reset fee of $1,431 per turbine, escalating annually for CPI, starting at the Commercial Operations Date until the termination of the Agreement. The Company shall also pay Services a one-time set up fee of $61,300 to meet the necessary requirements for the Qualified Scheduling Entity for ERCOT. Under the Agreement, Services shall also be reimbursed for direct operating expenses.

The Company recorded $826,324 of such related party transactions, of which $806,199 was capitalized and included as a part of property, plant and equipment - net on the condensed consolidated balance sheet and $20,125 was expensed on the condensed consolidated statement of operations and comprehensive income for the six months ended June 30, 2015.

Some third-party invoices are paid by Services or other related affiliates on behalf of the Company. Such invoices are billed to the Company and reimbursed at cost.

10.	SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITIES

Noncash activities that have been excluded from the condensed consolidated statement of cash flows include the following:

June 30, 2015
Noncash investing activities:
Additions to property, plant and equipment	$(14,364,906)
Noncash financing activities:
Cost of financing activities	(30,592)

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